SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive Watsonville, California	95076
(Address of principal executive offices)	(Zip Code)

(831) 728-2700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	West Marine, Inc. Earnings Press Release dated July 22, 2004 (furnished pursuant to Item 12 of Form 8-K).

Item 12. Results of Operations and Financial Condition

On July 22, 2004, West Marine, Inc. announced its consolidated financial results for the second quarter ended July 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: July 22, 2004	By:	/s/ Eric Nelson
Eric Nelson
Senior Vice President and
Chief Financial Officer